First Midwest Bancorp, Inc.                                       Exhibit 10.3
Deferred Compensation Plan
 For Nonemployee Directors
Master Plan Document

================================================================================





                             Amended and Restated
                             to Reflect Amendments
                           Effective January 1, 2000

                               TABLE OF CONTENTS

                                                                            PAGE
Section 1.     Establishment and Purpose....................................  4
                    1.1  Establishment......................................  4
                    1.2  Purpose............................................  4
                    1.3  Coordination with Nonqualified Retirement Plan.....  4

Section 2.     Definitions..................................................  4
                    2.1  Definitions........................................  4
                    2.2  Gender and Number..................................  5

Section 3.     Eligibility and Participation................................  5
                    3.1  Eligibility........................................  5
                    3.2  Participation......................................  5

Section 4.     Election to Defer............................................  5
                    4.1  Deferral Election..................................  5
                    4.2  Deferral Period....................................  5
                    4.3  Manner of Payment Election.........................  5
                    4.4  Deferral Payment...................................  6
                    4.5  Payment Upon Death.................................  6
                    4.6  Growth Additions...................................  6
                    4.7  Selection of Beneficiary...........................  6

Section 5.     Deferred Accounts............................................  6
                    5.1  Participant Accounts...............................  6
                    5.2  Growth Additions...................................  6
                    5.3  Charges Against Accounts...........................  6
                    5.4  Contractual Obligation.............................  7
                    5.5  Unsecured Interest.................................  7

Section 6.     Short-Term Payout; Financial Emergency; Withdrawal Election..  7
                    6.1  Short-Term Payout..................................  7
                    6.2  Withdrawal Payout/Suspension for Unforeseeable
                         Financial Emergencies..............................  7
                    6.3  Withdrawal Election................................  7

Section 7.     Forfeiture...................................................  7
                    7.1  Forfeiture.........................................  7

Section 8.     Beneficiary Designation......................................  7
                    8.1  Beneficiary Designation............................  7
                    8.2. Change of Beneficiary..............................  8


                                       2

Section 9.     Nontransferability...........................................  8
                    9.1  Nontransferability.................................  8

Section 10.    Administration...............................................  8
                    10.1 Administration.....................................  8
                    10.2 Finality of Determination..........................  8
                    10.3 Expenses...........................................  8

Section 11.    Amendment and Termination....................................  8
                    11.1 Amendment and Termination..........................  8

Section 12.    Trust........................................................  9
                    12.1 Nonqualified Retirement Trust......................  9

Section 13.    Successors...................................................  9
                    13.1 Successors and Assignees...........................  9

                          FIRST MIDWEST BANCORP, INC.

             DEFERRED COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS
             ----------------------------------------------------

                                 (As Restated)

Section 1.     Establishment and Purpose
               -------------------------

               1.1  Establishment. First Midwest Bancorp, Inc., a Delaware
                    -------------
Corporation, hereby restates its "FIRST MIDWEST BANCORP, INC. DEFERRED COMPENSATION PLAN FOR NONEMPLOYEE DIRECTORS" (hereinafter called the "Plan").

               1.2  Purpose. The purpose of this Plan is to provide a means
                    -------
whereby a nonemployee member of the Board of Directors of the Company may defer, to some future period, all or one-half of the fees payable to the Director for services as a Director. The Plan is intended as a means of maximizing the effectiveness and flexibility of the Company's compensation arrangements for Directors and an aid in attracting and retaining individual of outstanding abilities for service as Directors.

               1.3  Coordination with Nonqualified Retirement Plan. It is
                    ----------------------------------------------
intended that except to the extent provided otherwise herein, the provisions of this Plan relating to the time and manner of making elections, crediting and debiting accounts, and the payment thereof shall coordinate with and be governed by the applicable provisions of the Company's Nonqualified Retirement Plan (the "Nonqualified Retirement Plan"), as amended from time to time. Such provisions of the Nonqualified Retirement Plan shall be applicable to this Plan as if set forth in this Plan in full.

Section 2.     Definitions
               -----------

               2.1  Definitions. Whenever used hereinafter, the following terms
                    -----------
shall have the meaning set forth below:

               (a)  "Board" means the Board of Directors of the Company.

               (b) "Committee" means any Committee of the Board of Directors of the Company.

               (c) "Company means First Midwest Bancorp, Inc., a Delaware Corporation.

               (d) "Director" means a nonemployee member of the Board of Directors of First Midwest Bancorp, Inc.

               (e) "Director Fees" means any Board or Committee retainer and attendance fees earned while a nonemployee Director.

               (f)  "Year" means the fiscal year of the Company ending December
                    31.

               2.2  Gender and Number. Except when otherwise indicated by the
                    -----------------
          context, any masculine terminology, when used in the Plan, shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

Section 3.     Eligibility and Participation
               -----------------------------

               3.1  Eligibility. Any Director who is not an employee of the
                    -----------
          Company or one of its subsidiaries on the date the fees to be deferred are earned.

               3.2  Participation. An eligible Director may become a
                    -------------
          Participant in the Plan by making an election pursuant to Subsection
          4.1 hereof. In the event a Participant no longer meets the requirements for participation in this Plan, he shall become an inactive Participant, retaining all the rights described under this Plan, except the right to make any further deferrals, until the time that he again becomes an active Participant.

Section 4.     Election to Defer.
               -----------------

               4.1  Deferral Election. Each eligible Director may elect, by
                    -----------------
          written notice of an Election Form, to defer payment of all or one-half of the Director Fees payable to the Director during the Year following the date of the election for future services as a Director; provided, however, that an Eligible Director may, within 30 days of the date he becomes an Eligible Director, make an election which relates to Director Fees otherwise payable to him during the Year when made, provided such Director fees relate to future services. Such election will be filed with the Secretary of the Company or such other person designated by the Company and continue in force with respect to subsequent Years, until timely terminated or modified by the Director in writing with respect to Director Fees that relate to services to be performed and are payable in the future. no modification shall affect prior deferrals.

               4.2  Deferral Period. The Participant shall select the deferral
                    ---------------
          period and the payment period to begin subsequent to one of the following dates:

               (a)  The date a Director ceases to be a Director, or

               (b)  The date specified by the Director.

               If timely elected by the Director, pursuant to Section 4.1 above, such payment commencement date may be delayed for up to five (5) years from the applicable date described in (a) or (b) above.

               4.3  Manner of Payment Election. If a Participant defers any
                    --------------------------
          amounts pursuant to Section 4.1, the Participant, by written notice to the Secretary of the Company, also shall elect the manner in which the deferred amount will be paid. The Participant shall choose to have payment made either in a lump sum or in a specified number of approximately equal annual or quarterly installments over a period not to exceed fifteen years. The Participant may make and may revoke in writing his election with respect to the manner of payment (but not the commencement thereof) at any time not later than the earlier of December 31 or the date which is six months prior to the date such payment is to commence; provided, however, that an election in effect upon the expiration for such election period shall be irrevocable. Notwithstanding the foregoing, if the deferred amounts and growth additions credited to the Director at the time payments are to commence is less than $25,000, then the entire amount shall be paid in a single lump sum.

               4.4  Deferral Payment The first installment (or the single
                    ----------------
          payment if the Director has so elected) shall be paid on the first day of each calendar quarter or year, as the case may be, following the commencement date applicable under Section 4.1 above, until the entire amount credited to the Director's account shall have been paid.

               4.5  Payment Upon Death. Notwithstanding the election made in
                    ------------------
          Section 4.1, if a Director should die before any or full payment of all amounts, the balance in his deferred account, together with growth additions computed to date of payout, shall be paid to the Director's estate or to a beneficiary or beneficiaries designated in writing by the Director. The amount payable shall be paid in a lump sum or quarterly or annual installments as elected by the Director. Notwithstanding the foregoing, if the deferred amounts and growth additions credited to the Director at the time payments are to commence is less than $25,000, then the entire amount shall be paid in a single lump sum.

               4.6  Growth Additions. A growth increment shall be applied to
                    ----------------
          deferred amounts in accordance with the provisions stated in Section
          5.2 hereof.

               4.7  Selection of Beneficiary. At the time of deferral, the
                    ------------------------
          Participant shall designate a beneficiary or beneficiaries in accordance with the provisions stated in Section 8.1.

Section 5.     Deferred Accounts
               -----------------

               5.1  Participant Accounts. The Company shall establish and
                    --------------------
          maintain a bookkeeping account for each deferral made by a Participant. This account shall be credited as of the date of the deferral with the amount deferred.

               5.2  Growth Additions. The Company shall provide the opportunity
                    ----------------
          for growth additions to be earned on any deferred amounts in a Participant's account, including remaining balances in an account during payout. The amount and timing of the crediting of growth additions shall be made in the same manner as is done under the Crediting/Debiting of Account Balances and Measurement Funds provisions of Nonqualified Retirement Plan.

               5.3  Charges Against Accounts. There shall be charged against
                    ------------------------
          each Participant's account any payments made to the Participant or to his beneficiary in accordance with Sections 4.4, 4.5, and 6.1 hereof.

               5.4  Contractual Obligation. It is intended that the Company is
                    ----------------------
          under a contractual obligation to make payments from a Participant's account when due. However, this Plan shall not be funded in any respect. Payment of account balances shall be made out of the general funds of the Company as determined by the Human Resource Committee.

               5.5  Unsecured Interest. No Participant or beneficiary shall
                    ------------------
          have any interest whatsoever in any specific asset of the Company. To the extent that any person acquires a right to receive payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

Section 6.     Short-Term Payout; Financial Emergency; Withdrawal Election
               -----------------------------------------------------------

               6.1  Short-Term Payout. In connection with an election to defer
                    -----------------
          with respect to a Year, a Director may irrevocably elect to receive a future Short-Term Payout with respect to such amount. The election and payment of such Short-Term Payout amount shall be made in the same manner applicable to Short Term Payouts under the Nonqualified Retirement Plan.

               6.2  Withdrawal Payout/Suspension for Unforeseeable Financial
                    --------------------------------------------------------
          Emergencies. If a Director experiences an Unforeseeable Financial
          -----------
          Emergency, the Director may petition the Board to suspend any deferral election then in place and/or receive a full or partial payout from the Plan. The determination of whether the Director has experienced an Unforeseeable Financial Emergency and the actions taken with respect thereto shall be made by the Board in the same manner as applicable to Unforeseeable Financial Emergencies under the Nonqualified Retirement Plan.

               6.3  Withdrawal Election. A Director (or, after a Director's
                    -------------------
          death, his or her beneficiary) may elect, at any time, to withdraw all of his or her amounts credited under the Plan, calculated as if the date for commencement of payments had occurred as of the day of the election, less a withdrawal penalty equal to 10% of such amount. The timing and manner of any such election and payment of such withdrawal shall be made in the same manner as applicable to similar withdrawals under the Nonqualified Retirement Plan.

Section 7.     Forfeiture.
               ----------

               7.1  Forfeiture. Amounts deferred or payable under this Plan are
                    ----------
          not forfeitable under any circumstances.

Section 8.     Beneficiary Designation
               -----------------------

               8.1  Beneficiary Designation. A Participant shall designate a
                    -----------------------
          beneficiary or beneficiaries who, upon his death, are to receive the distributions that otherwise would have been paid to him. All designations shall be in writing and shall be effective only if and then delivered to the Secretary of the Company during the lifetime of the Participant. If a Participant designates a beneficiary without providing in the designation that the beneficiary must be living at the time of such distribution, the designation shall vest in the beneficiary all of the distributions whether payable before or after the beneficiary's death, and any distributions remaining upon the beneficiary's death shall be made to the beneficiary's estate.

               8.2. Change of Beneficiary. A Participant may, from time to time
                    ---------------------
          during his lifetime, change his beneficiary or beneficiaries by a written instrument delivered to the Secretary of the Company. In the event a Participant shall not designate a beneficiary or beneficiaries as aforesaid, or if for any reason such designation shall be ineffective, in whole or in part, the distribution that otherwise would have been paid to such Participant shall be paid to his estate and, in such event, the term "beneficiary" shall include his estate.

Section 9.     Nontransferability
               ------------------

               9.1  Nontransferability. The Director shall have no right to
                    ------------------
          sell, gift, transfer, assign, or hypothecate the right to receive such payments in any manner whatsoever.

Section 10.    Administration
               --------------

               10.1 Administration. This Plan shall be administered by the
                    --------------
          Board. The Board may, from time to time, establish rules for the administration of this Plan and may broadly delegate administrative responsibility hereunder to officers of the Company.

               10.2 Finality of Determination. The determination of the Board
                    -------------------------
          as to any disputed questions arising under this Plan, including questions or construction and interpretation, shall be final, binding, and conclusive upon all persons.

               10.3 Expenses. The expenses of administering the Plan shall be
                    --------
          borne by the Company.

Section 11.    Amendment and Termination.
               -------------------------

               11.1 Amendment and Termination. The Company expects to continue
                    -------------------------
          the Plan indefinitely, but since future conditions affecting the Company cannot be anticipated or foreseen, the Company must necessarily and does hereby reserve the right to amend, modify, or terminate the Plan at any time by action of its Board of Directors, including, but not limited to, by amendment of those provisions of the Nonqualified Retirement Plan which are applicable hereto as if set forth herein in their entirety. Notwithstanding the foregoing, the provisions, restrictions and limitations applicable to the Company's ability to amend, modify or terminate the Nonqualified Retirement Plan as set forth in the Nonqualified Retirement Plan shall apply to this Plan.

Section 12.    Trust
               -----

               12.1 Nonqualified Retirement Trust The Company had established a
                    -----------------------------
          grantor trust (the "Trust") in connection with the Nonqualified Retirement Plan for the purpose of assisting the Company in the administration and payment of amounts under the Nonqualified Retirement Plan and this Plan. The Company shall at least annually transfer over to the Nonqualified Retirement Trust such assets as the Company determines, in its sole discretion, are necessary to provide, on a present value basis, for its future liabilities created with respect to this Plan. The provisions of this Plan shall govern the right of a Director (or, after the Director's death, his or her beneficiaries) to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Company, directors, beneficiaries and creditors of the Company to the assets transferred to the Trust. The Company shall at all times remain liable to carry out its obligations under the Plan.

Section 13.    Successors
               ----------

               13.1 Successors and Assignees. The provisions of this Plan shall
                     ------------------------
          be binding upon and inure to the benefit of the Company and its successors and its assigns and the director and the director's beneficiaries. The Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all of the business assets of the Company, expressly and unconditionally to assume and agree to perform the obligations of the Company under this Plan, in the same manner and to the same extends that the Company would be required to perform if no such successor or assignee had taken place. In addition, the Company shall require the ultimate parent entity or any successor or assignee corporations or entities to expressly guaranty the prompt performance by such successor or assignee.

     IN WITNESS WHEREOF, the Company has caused this restated Plan to be executed by its duly authorized officer as of the 1/st/ day of January, 2000.


ATTEST/WITNESS:                         FIRST MIDWEST BANCORP, INC.

James M. Roolf _____________     By: Donald J. Swistowicz_______________________

Corporate Secretary_________         Executive V.P., Chief Financial Officer____

/s/ James M. Roolf__________         /s/ Donald J. Swistowicz___________________

Date: December 14, 1999 ____     Date: December 14, 1999________________________

                     [LOGO]    First Midwest Bancorp, Inc.



                          Deferred Compensation Plan

                                 for Directors

                                   * * * * *

                              SUMMARY DESCRIPTION


                                For Plan Years
                             Beginning On Or After


                                January 1, 2000




THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

THE DATE OF THIS SUMMARY DESCRIPTION IS FEBRUARY 16, 2000.

                          First Midwest Bancorp, Inc.

                          Deferred Compensation Plan
                                 for Directors


                               Table of Contents
                               -----------------

Summary Description

Features of the Deferred Compensation Plan for Directors.....................  1

Administration of the Directors Plan.........................................  1

Election to Defer............................................................  2

Investment Elections.........................................................  2

Procedures for Making Changes................................................  2

How to Resolve Problems With Your Account....................................  4

Exhibit A - Election Form and Election of Form of Benefit Distribution Form..  5

Exhibit B - Investment Election Form.........................................  6

Exhibit C - Deferral Election Revocation Form................................  7

Exhibit D - Request for Change in the Form of Benefit Distribution...........  8

Exhibit E - Designation of Beneficiary.......................................  9

                          FIRST MIDWEST BANCORP, INC.

                   Deferred Compensation Plan for Directors

                              SUMMARY DESCRIPTION

                                January 1, 2000

                           *************************

FEATURES OF THE DEFERRED COMPENSATION PLAN FOR DIRECTORS

First Midwest Bancorp, Inc. ("First Midwest") has established a Deferred Compensation Plan for Directors ("Directors Plan"or "Plan") to afford nonemployee directors the opportunity to defer receipt of 100% or 50% of their directors' fees and to invest the same in various investment alternatives offered under the Directors Plan, including a First Midwest Stock Fund. Once made, Directors may elect to change their deferral election, but such change will only be effective for directors' fees earned in the calendar year subsequent to the year in which change in election is made.

First Midwest has established a Grantor Trust to secure the account balances of participants in the Directors Plan. The Grantor Trust offers security to participants as well as flexibility with respect to investment options for participant account balances.

First Midwest's obligations to Directors Plan participants as well as the available investment elections and the procedures for distribution upon termination as a Director of First Midwest are as follows:

     1.   Securing of Director Account Balances
          -------------------------------------
          Although the Directors Plan participants will continue to be unsecured creditors of First Midwest (as is required by IRS regulations to preserve the nontaxability of funds to the participants until distribution), the Directors Plan, nonetheless, provides a vehicle for segregating the participants' funds from the general operating accounts of First Midwest.

     2.   Expansion of Investment Elections
          ---------------------------------
          The establishment of the Directors Plan also provides a vehicle for expanding investment options to the participants. Although First Midwest is not obligated to provide such investment elections to the participants (again, this is required by IRS regulations in order to preserve the nontaxability referred to above), First Midwest intends to direct the Trustee to credit earnings and losses on the basis of investment elections selected by the participants.

     3.   Distributions to Participants
          -----------------------------
          Upon a participant's termination from the Directors Plan (as a result of resignation as a Director, retirement or death), the Trustee will make distributions in accordance with the instructions on the Directors Plan Election of Form of Benefit Distribution Form directly to the participant from the Directors Plan funds. It should be noted that, although a participant's account balance is not taxable while the participant remains a director, such balance becomes taxable upon distribution.

ADMINISTRATION OF THE DIRECTORS PLAN

The administration of the Directors Plan will be completely outsourced to a third party Trustee.

The responsibilities of the Trustee are as follows:

     . The Trustee will administer all recordkeeping functions with quarterly statements coming directly from the Trustee within 30 days after quarter end.

     . The Trustee will credit earnings and losses on the basis of investment elections made by each participant.

     .    Changes in investment elections will be permitted once per month.

     . Distributions from the Directors Plan and the related income tax reporting will be handled through the Trustee.

ELECTION TO DEFER

Once you have elected to participate in the Directors Plan, your participation will begin with the next payment of directors' fees (for new Directors in the Directors Plan who elect to participate in the first 30 days after becoming eligible) or for directors' fees earned for the calendar year following the year in which the election to participate is made (for existing Directors).

To begin participation, the Director must complete the Election Form which includes the election to defer directors' fees and the election of frequency of benefit distributions. The Election Form/Election of Form of Benefit Distribution Form is attached as Exhibit A to this Summary Description.

INVESTMENT ELECTIONS

Your account balance in the Directors Plan can be invested in several different investment alternatives; both mutual funds and a First Midwest Stock Fund.

In order to invest your account balance under the Directors Plan, you must complete an Investment Election Form. You will be provided with a prospectus covering the mutual funds investment elections and a summary sheet describing the investment performance and objective of each fund. The Investment Election Form is attached as Exhibit B to this Summary Sheet.

PROCEDURES FOR MAKING CHANGES

     1.   Changes to Your Deferral Election  - Once you have made your initial
          ----------------------------------
          deferral election, it will be irrevocable for the calendar year to which it applies. The election will also be in force for future years until it is either changed or revoked.

          To change your deferral election, you must complete a new Election
             ------
          Form (Exhibit A).

          To revoke your deferral election, you must complete a Deferral
             ------
          Election Revocation Form (Exhibit C).

          Election Forms and Deferral Election Revocation Forms should be submitted to both the First Midwest Corporate Secretary and Harris
                       ----
          Bank at the following addresses:


          First Midwest Bancorp, Inc.         Harris Bank
          Corporate Secretary's Office        c/o Charon Planning Corporation
          Attn: James M. Roolf                Attn: Charlene Gumkowski
          300 Park Blvd., Suite 405           435 N. Main Street
          Itasca, IL 60143                    Doylestown, PA 18901
          Telephone #: 630-875-7452           Telephone #: 215-489-6827
          Fax #: 630-875-7474                 Fax #: 215-230-8480

Both changes in, and revocations of, elections will be effective for the calendar year following the calendar year in which the change or revocation is made.

     2.   Changes to Your Investment Elections - Investment elections may be
          ------------------------------------
          changed once per month. The change will be processed as soon as administratively possible (which will generally be 2 - 3 days) after receipt by Harris Bank/Charon Planning Corporation.

          To change your investment elections, you must complete a revised Investment Election Form (Exhibit C) and submit it directly to Harris Bank at the following address:

                             Harris Bank
                             c/o Charon Planning Corporation
                             Attn: Charlene Gumkowski
                             435 N. Main Street
                             Doylestown, PA 18901
                             Telephone #: 215-489-6827
                             Fax #: 215-230-8480

          Investment election changes can be made to both current account balances and future contributions to your Directors Plan account.

     3.   Changes to Your Benefit Distribution - Upon resignation, retirement,
          ------------------------------------
          disability or death (referred to as "distribution events"), you or your beneficiary will receive distributions from the Directors Plan based on the Election of Form of Benefit Distribution that you completed upon admittance to the Plan.

          All account balances due to be distributed with a value of $25,000 or less will be distributed in a lump sum. Distributions with a value in excess of $25,000 will be distributed in accordance with the participant's election. The first distribution will be in the first 30 days of the calendar quarter following the later of the distribution event or the date elected by the participant as described below.

          A participant will be asked to make a distribution election upon admittance to the Directors Plan. Distributions are currently allowed in a lump sum or in annual or quarterly installments of up to 15 years. Additionally, a participant can elect to defer the receipt of distributions from the Plan (whether such distributions are in a lump sum or in installments) for up to 5 years. For example, a participant may elect to receive his/her first annual or quarterly distribution for 3 years from the date of retirement or termination. After the 3 year period has expired, annual or quarterly distributions will begin within 30 days after the end of the calendar quarter that is 3 years from the date of the distribution event.

          A distribution election can be changed, but only for a distribution event which occurs both during the calendar year following the year in
                             ----
          which the election is changed and six months prior to the distribution
                                        ---
          event. For example, if a participant originally elects a distribution of five annual installments and on November 1, 1999 changes that election to 10 annual installments, the change in distribution election to 10 years would only be applicable for distribution events occurring after May 1, 2000 (the calendar year following, and six months after, the date on which the change was made). These waiting periods will not apply to a change which is made prior to a change-in-control of First Midwest as defined in the Plan, and applicable to a distribution event which occurs on or after a change-in-control. However, this exception is subject to approval by the Compensation Committee of First Midwest Bancorp, Inc. as further discussed in the Plan Document.

          If, for any reason, a participant does not elect a form of distribution, the default option for distribution to that participant will be 5 annual installments.

          In order to change your benefit distribution, you must complete a Request for Change in the Form of Benefit Distribution Form (Exhibit
          D) and mail it to the following address:

                           Harris Bank
                           c/o Charon Planning Corporation
                           Attn: Charlene Gumkowski
                           435 N. Main Street
                           Doylestown, PA 18901
                           Telephone #: 215-489-6827
                           Fax #: 215-230-8480

          To provide maximum flexibility, the Directors Plan also permits certain short-term payouts and a withdrawal election. The short-term payouts provide participants with access to all or a portion of specifically identified deferral amount, plus earnings, payable to the
          ---------------------------------------
          participant in 3 years or more after the end of the plan year in which the short-term payout election is made. Short-term payouts are only made in lump-sums. The withdrawal election feature permits a participant to withdraw his/her entire account balance at any time less a 10% withdrawal penalty and forfeiture of participation in the Directors Plan for one full plan year.

          If you wish to take advantage of either a short-term payout or withdrawal election, please contact the First Midwest Corporate Secretary's Office.

     4.   Change to Your Designation of Beneficiary - Upon admittance to the
          -----------------------------------------
          Directors Plan, you completed a Designation of Beneficiary Form indicating your primary and contingent beneficiaries. Should you wish to change your beneficiary(ies), you must complete a revised Designation of Beneficiary Form (Exhibit E) and submit it to both the
                                                                       ----
          First Midwest Corporate Secretary and Harris Bank at the following addresses:

               First Midwest Bancorp, Inc.       Harris Bank
               Corporate Secretary's Office      c/o Charon Planning Corporation
               Attn: James M. Roolf              Attn: Charlene Gumkowski
               300 Park Blvd., Suite 405         435 N. Main Street
               Itasca, IL 60143                  Doylestown, PA 18901
               Telephone #: 630-875-7452         Telephone #: 215-489-6827
               Fax #: 630-875-7474               Fax #: 215-230-8480

Provided above are both mailing addresses and fax numbers. It is strongly recommended that you fax information to the appropriate address and follow up
                                                                ---
the fax with a copy of the form(s) or correspondence through the mail.

HOW TO RESOLVE PROBLEMS WITH YOUR ACCOUNT

Should you have any problems with your account, including questions regarding your statement, statements not received or miscommunication of information, please contact the person identified at Harris Bank/Charon Planning Corporation. If your problem or questions cannot be resolved by such person, please refer your questions to the First Midwest Corporate Secretary.

                                   EXHIBIT A
                                   ---------

                          FIRST MIDWEST BANCORP, INC.
                   DEFERRED COMPENSATION PLAN FOR DIRECTORS

                                 ELECTION FORM
                                      AND
                 ELECTION OF FORM OF BENEFIT DISTRIBUTION FORM

Election to Defer
-----------------

To the Corporate Secretary of First Midwest Bancorp, Inc.:

I, the undersigned, hereby irrevocably elect, until I otherwise direct you, to defer receipt of Directors' fees, if any, which may become payable to me. I understand that this election will be effective with respect to fees earned and payable to me during the year following the date of the election, unless this is made within the 30 days of the later of the effective date of this Plan or the date I become an Eligible Director.

               [_]   50% of Director Fees

               [_]  100% of Director Fees

Election of Form of Benefit Distribution
----------------------------------------

I elect to have payments commence in accordance with the following:

               [_]  Specified date (date: __________________________)

               [_]  Date I cease to be a Director

I wish the payments to be made in the following fashion:


     (Check One)

                            ____________ annual installments
     ____________           (fill in the # of whole years up to a maximum of 15)

     ____________           ____________ quarterly installments
                            (fill in the # of quarters up to a maximum of 60)

     ____________           Lump sum payment

 (Note: If no selection is made, your Account will be paid out in five annual installments).

In accordance with the Plan, I hereby make the following election with regard to deferring the benefit payments to which I become entitled and which will be paid pursuant to the distribution to the benefit distribution election made above:

     . I elect to have my Plan benefit distribution payments, whether in annual or quarterly installments or in a lump sum, deferred for a period of ________ years. (Fill in zero or the # of whole years up to a maximum of 5).

I understand that I may elect to change the form of my benefit payments by executing a timely Request for Change in the Form of Benefit Distribution form. The approval of such change in election shall be at the sole discretion of the Compensation Committee and, except in the circumstance of a change-in-control and subject to the approval of this exception by the Compensation Committee, will be effective only for distribution events occurring in the calendar year following the year in which the change is made and six months or more after the
                                               ---
date of the change.


________________________________
Participant's Name (Print)



________________________________                  _____________________
Participant's Signature                                   Date

                                   EXHIBIT B
                                   ---------

                          FIRST MIDWEST BANCORP, INC.
                   DEFERRED COMPENSATION PLAN FOR DIRECTORS

                           INVESTMENT ELECTION FORM


________________________________      _________________       __________________
   First Name (Please print)            Middle Initial            Last Name

Investment Options
Instructions: If you want to change the investment vehicle used to measure funds previously deposited, complete Section 1. If you want to change the investment vehicle used to measure funds to be deposited in the future, complete Section 2. If you want to change both, complete Sections ! and 2. You may only change in 1% multiples.


 Section 1 - Current Account Balance                               Section 2 - Future Contributions
                                        Retirement                                                    Retirement
Mutual Funds and Company Stock           Account           Mutual Funds and Company Stock               Account
Money Market Fund                                 %        Money Market Fund                                    %
                                    ---------------                                               ---------------
Bond Fund                                         %        Bond Fund                                            %
                                    ---------------                                               ---------------
Short/Intermediate Bond Fund                      %        Short/Intermediate Bond Fund                         %
                                    ---------------                                               ---------------
Index Fund                                        %        Index Fund                                           %
                                    ---------------                                               ---------------
Equity Fund                                       %        Equity Fund                                          %
                                    ---------------                                               ---------------
Equity Income Fund                                %        Equity Income Fund                                   %
                                    ---------------                                               ---------------
Growth Fund                                       %        Growth Fund                                          %
                                    ---------------                                               ---------------
Small Cap Opportunity Fund                        %        Small Cap Opportunity Fund                           %
                                    ---------------                                               ---------------
First Midwest Common Stock Fund                   %        First Midwest Common Stock Fund                      %
                                    ---------------                                               ---------------
         Total                                 100%                          Total                           100%
                                    ---------------                                               ---------------

I authorize First Midwest Bancorp to change my investment options as specified above. I understand this change will occur upon receipt of this written authorization subject to the investment policies of the Trustee.



        _____________________________                ________________
           Participant's Signature                          Date

The First Midwest Bancorp Directors Plan is unfunded. While the Company is contractually obligated to pay benefits as they become due, nothing contained herein shall imply an obligation of the Company to purchase or maintain any asset, and any reference to assets or investments is solely for the purpose of computing benefits.

                                    ******

Please submit the completed form by fax, followed up through a mailing to:

          First Midwest Bancorp, Inc.         Harris Bank
          Corporate Secretary's Office        c/o Charon Planning Corporation
          Attn: James M. Roolf                Attn: Charlene Gumkowski
          300 Park Blvd., Suite 405           435 N. Main Street
          Itasca, IL 60143                    Doylestown, PA 18901
          Telephone #: 630-875-7452           Telephone #: 215-489-6827
          Fax #: 630-875-7474                 Fax #: 215-230-8480

                                   EXHIBIT C

                          FIRST MIDWEST BANCORP, INC.
                   DEFERRED COMPENSATION PLAN FOR DIRECTORS

                       DEFERRAL ELECTION REVOCATION FORM
                       ---------------------------------


This Deferral Election Revocation Form set forth my revocation to defer, as specified in my previously executed Election Form, Directors' Fees under the First Midwest Bancorp, Inc. Deferred Compensation Plan for Directors subject to the terms, definitions of terms, and conditions of the Directors Plan which are incorporated herein by reference.

I understand that this Deferral Election Revocation Form shall be effective as to directors' fees to be made for the calendar year following the year in which I execute this Form.

Therefore, based on the foregoing, I elect to revoke my prior election to defer directors' fees pursuant to the Directors Plan.



     __________________________________
     Participant's Name (Please Print)



     __________________________________                _______________________
     Participant' Signature                                      Date



Please submit the completed form by fax, followed up through a mailing to:


          First Midwest Bancorp, Inc.        Harris Bank
          Corporate Secretary's Office       c/o Charon Planning Corporation
          Attn: James M. Roolf               Attn: Charlene Gumkowski
          300 Park Blvd., Suite 405          435 N. Main Street
          Itasca, IL 60143                   Doylestown, PA 18901
          Telephone #: 630-875-7452          Telephone #: 215-489-6827
          Fax #: 630-875-7474                Fax #: 215-230-8480

                                   EXHIBIT D

                          FIRST MIDWEST BANCORP, INC.
                   DEFERRED COMPENSATION PLAN FOR DIRECTORS

            REQUEST FOR CHANGE IN THE FORM OF BENEFIT DISTRIBUTION
            ------------------------------------------------------

Pursuant to the First Midwest Bancorp, Inc. Deferred Compensation Plan for Directors, I have previously executed a valid Election of Form of Benefit Distribution. Now, as further provided in the Directors Plan, I request that the form of benefit payments, as designated in my current Election of Form of Benefit Distribution, be amended as indicated below:

CURRENT FORM OF BENEFIT:

        (Check One)
                            ____________ annual installments
       ______________       (fill in the # of whole years up to a maximum of 15)

       ______________       ____________ quarterly installments
                            (fill in the # of quarters up t a maximum of 60)
       ______________       Lump sum payment


 .    I elect to have my Plan benefit distribution payments, whether in annual or quarterly installments or in a lump sum, deferred for a period of ______ years. (Fill in zero or the # of whole years up to a maximum of 5).

REQUESTED CHANGE IN FORM OF BENEFIT:


         (Check One)
                            ____________ annual installments
       ______________       (fill in the # of whole years up to a maximum of 15)

       ______________       ____________ quarterly installments
                            (fill in the # of quarters up to a maximum of 60)
       ______________       Lump sum payment



 .    I elect to have my Plan benefit distribution payments, whether in annual or quarterly installments or in a lump sum, deferred for a period of ______ years. (Fill in zero or the # of whole years up to a maximum of 5).


I understand that I may elect to change the form of my benefit payments by executing a timely Request for Change in the Form of Benefit Distribution form. The approval of such change in election shall be at the sole discretion of the Compensation Committee and, except in the circumstance of a change-in-control and subject to the approval of this exception by the Compensation Committee, will be effective only for distribution events occurring in the calendar year following the year in which the change is made and six months or more after the
                                               ---
date of the change.



 _______________________________
    Participant's Name (Print)




 _______________________________                 _____________________
    Participant's Signature                               Date

Please submit the completed form by fax, followed up through a mailing to:

                        Harris Bank
                        c/o Charon Planning Corporation
                        Attn: Charlene Gumkowski
                        435 N. Main Street
                        Doylestown, PA 18901
                        Telephone #: 215-489-6827
                        Fax #: 215-230-8480

                                   EXHIBIT E

                          FIRST MIDWEST BANCORP, INC.
                   DEFERRED COMPENSATION PLAN FOR DIRECTORS

                            DESIGNATION BENEFICIARY
                            -----------------------

                                 CONFIDENTIAL



_________________________                    _________________________________
Participant                                  Social Security Number


________________________________________________________________________________
Residence

If I die prior to the payment of all or a portion of any amount payable to me under the First Midwest Bancorp, Inc. Deferred Compensation Plan for Directors, the balance of the amount payable shall be paid to the following person(s):

             (A)                               (B)                                (C)                               (D)
----------------------------      ----------------------------       ----------------------------       ----------------------------

    Beneficiary's Name
           and                           Beneficiary's                Beneficiary's Relationship
    Social Security Number                  Address                         to Participant                     Share (Percent)
----------------------------      ----------------------------       ----------------------------       ----------------------------
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

Instructions:
-------------

List each beneficiary who is to share in any payment due under the Plan. State specifically in Column (D) what percentage of the total amount is to be received by each beneficiary.

In the event that all of the above-named beneficiaries shall predecease me, or if there is no doubt as to the right of any beneficiary, First Midwest Bancorp, Inc. shall make payments, which would otherwise have been made to such beneficiary, to my estate; and in such event, First Midwest shall not be under any further liability.

This beneficiary designation cancels and supersedes any previous designation that I may have made with respect to this Plan. The designation is effective as of the date this form is signed by me. I withhold the right to change this designation at any time by filing a new beneficiary form with the Corporate Secretary of the Company.



_____________________________________                     ______________________
Signature                                                 Date

Spouse's Consent (Community Property States Only)
----------------

I hereby agree to the beneficiary(ies) designated above:



______________________________________                    ______________________
Spouse's Signature                                        Date